UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): December 2, 2016
EATON CORPORATION plc (Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton House, 30 Pembroke Road Dublin 4, Ireland
(Address of principal executive offices)	(Zip Code)

+353 1637 2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Elections of Directors; Appointment of Principal Officers.

On December 2, 2016, Mark M. McGuire, Executive Vice President and General Counsel, notified the Company of his retirement effective March 1, 2017. Mr. McGuire’s compensation and perquisites at retirement will be materially consistent with the Company’s policies relating to executive retirements generally, as more fully set forth in Eaton’s 2016 Proxy Statement.  Per the December 5, 2016 Press Release attached hereto as Exhibit 99.1, Eaton announced that Heath B. Monesmith will succeed Mr. McGuire as Executive Vice President and General Counsel.

Item 9.01. Financial Statements and Exhibits.

Item	Exhibit

99.1	Press Release dated December 5, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: December 6, 2016	/s/ Thomas E. Moran
Thomas E. Moran
Senior Vice President and Secretary